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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): December 28, 2001

                               TRANSIT GROUP, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

             Florida                      0-18601               59-2576629
             -------                      -------               ----------
 (State or other jurisdiction of    (Commission File No.)       (IRS Employer
  incorporation or organization                              Identification No.)

                                  Overlook III
                              2859 Paces Ferry Road
                                   Suite 1740
                             Atlanta, Georgia 30339
                             ----------------------
          (Address of principal executive offices, including zip code)
                                 (770) 444-0240
                                 --------------
              (Registrant's telephone number, including area code)


                                      None.
                        (Former name or Former Address if
                           Changed Since Last Report)



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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     On December 28, 2001, Transit Group, Inc. (the "Company") and certain of its subsidiaries ("Subsidiaries"), Transit Group Transportation, LLC, Transit Group of Canada, Inc. (Canadian) and Network Transport Ltd. (Canadian), filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code ("Code") in the U.S. Bankruptcy Court (the "Court") for the Middle District of Florida. No trustee, receiver or fiscal agent has been appointed. The Court has approved orders allowing the Company, and its Subsidiaries, to manage the business on a normal course basis throughout the restructuring process and to operate as a debtor-in-possession.

     The Company issued a press release on December 31, 2001 announcing that it, along with the Subsidiaries, filed voluntary petitions for reorganization under Chapter 11 of the Code. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

     99.1  Press Release dated December 31, 2001.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSIT GROUP, INC.



Date: January 9, 2002              /s/ PHILIP A. BELYEW
                                   --------------------------------------------
                                   Philip A. Belyew
                                   Chief Executive Officer and President